Exhibit 24.1

                             POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints J. Pedro Reinhard and Frank H. Brod, acting severally, as his or her attorney-in-fact and agent, to sign any registration statement on Form S-3 and any or all amendments (including post-effective amendments) to such registration statement in connection with a shelf registration under the Securities and Exchange Act of 1933 of up to U.S. $2.0 billion of securities, including debt securities, equity securities, and warrants with respect to each, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do o cause to be done by virtue hereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.


SIGNATURE                        TITLE                             DATE
---------                        -----                             ----

/s/ A. A. Allemang
-------------------
A. A. Allemang               Director and Executive             March 30, 2001
                             Vice President
/s/ J. K. Barton
-------------------
J. K. Barton                 Director                           March 30, 2001

/s/ F. H. Brod
-------------------
F. H. Brod                   Vice President and Controller      March 30, 2001
                             (Principal Accounting Officer)
/s/ A. J. Carbone
-------------------
A. J. Carbone                Director and Vice Chairman         March 30, 2001
                             of the Board
/s/ J. M. Cook
-------------------
J. M. Cook                   Director                           March 30, 2001

/s/ J. C. Danforth
-------------------
J. C. Danforth               Director                           March 30, 2001

/s/ W. D. Davis
-------------------
W. D. Davis                  Director                           March 30, 2001

/s/ B. H. Franklin
-------------------
B. H. Franklin               Director                           March 30, 2001

/s/ A. D. Gilmour
-------------------
A. D. Gilmour                Director                           March 30, 2001

/s/ W. H. Joyce
-------------------
W. H. Joyce                  Director and                       March 30, 2001
                             Vice Chairman of the Board
/s/ M. D. Parker
-------------------
M. D. Parker                 Director, President and            March 30, 2001
                             Chief Executive Officer

/s/ J. P. Reinhard
-------------------
J. P. Reinhard               Director, Executive Vice           March 30, 2001
                             President and Chief Financial
                             Officer
/s/ J. M. Ringler
-------------------
J. M. Ringler                Director                           March 30, 2001

/s/ H. T. Shapiro
-------------------
H. T. Shapiro                Director                           March 30, 2001

/s/ W. S. Stavropoulos
-------------------
W. S. Stavropoulos           Director and                       March 30, 2001
                             Chairman of the Board
/s/ P. G. Stern
-------------------
P. G. Stern                  Director                           March 30, 2001